Exhibit 99.2

KLR LISTED NYSE AMERICAN Kaleyra The Trusted CPaaS Investors Presentation May 2021 Copyright © Kaleyra, Inc. 2021

LEGAL DISCLAIMER INVESTOR PRESENTATION This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive and includes information that has been prepared to assist parties in making their own evaluation with respect to the proposed acquisition (the “acquisition”) of mGage LLC (“mGage”) by Kaleyra, Inc (“Kaleyra” or the “Company”). The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modelling or back-testing contained herein is no indication as to future performance. Kaleyra assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Kaleyra securities. Without the express prior written consent of mGage and Kaleyra, this communication and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of mGage and the potential business combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This communication supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra’s management team and the Company’s financial results. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra’s management in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors Kaleyra’s management believes are appropriate in the circumstances. There can be no assurance that future developments aïecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra) or other assumptions that may cause actual results or performance to be materially diïerent from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Certain industry and market data information in this presentation is based on the estimates of Kaleyra’s management. Kaleyra’s management obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Kaleyra’s management believes these estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which management obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process. NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (vi) any provision for the write down of assets. The pre-2019 pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”). Kaleyra’s management believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business. Certain of the financial metrics in this presentation can be found in Kaleyra’s Form 10-K for the fiscal year ended December 31, 2020, filed with the “SEC” on March 16, 2021, and in Kaleyra’s Form 10-Q for the quarter ended March 31, 2021 that will be filed with the “SEC” no later than May 10, 2021, and the reconciliation of Adjusted EBITDA can be found on slide 26 of this presentation. IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with the Acquisition, Kaleyra has filed a registration statement on Form S-4, including a proxy statement/prospectus (the “Registration Statement”), with the SEC, which will include a preliminary proxy statement to be distributed to holders of Kaleyra’s common stock in connection with Kaleyra’s solicitation of proxies for the vote by Kaleyra’s stockholders with respect to the Acquisition and other matters as described in the Registration Statement. After the Registration Statement has been declared effective, Kaleyra will mail a definitive proxy statement/prospectus, when available, to its stockholders and mGage’s stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Kaleyra, mGage and the Acquisition. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Kaleyra through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Kaleyra, Inc., Via Marco D’Aviano, 2, Milano MI, Italy. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or aï¬ƒliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. NO OFFER OR SOLICITATION This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act of 1934, as amended or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act. PARTICIPANTS IN THE SOLICITATION Kaleyra and mGage and their respective directors and certain of their respective executive oï¬ƒcers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Acquisition. Information about the directors and executive oï¬ƒcers of Kaleyra in its Annual Report on Form 10-K, filed with the SEC on March 16, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials to be filed with the SEC regarding the Acquisition. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge from 2 the sources indicated above. Copyright © Kaleyra, Inc. 2021

We’re the Trusted Communication Platform as a Service, or the Trusted CPaaS, for short. Copyright © Kaleyra, Inc. 2021

Founded in 1999 and listed on the NYSE in 2019.

Why Kaleyra—The Trusted CPaaS The Trusted CPaaS Global Footprint with Localized Servicing Enterprise Focused High Quality, Security, and Reliability Track Record in Transactional Communications Experience With Highly-regulated Sectors Copyright © Kaleyra, Inc. 2021

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Mobile business communication services Companies need to communicate with their customers: Kaleyra is the trusted partner to make it happen. Kaleyra offers a wide variety of mobile communications channels, that developers and enterprises can access through APIs or a user-friendly web interface. Copyright © Kaleyra, Inc. 2021

Kaleyra—The One Stop Solution For All Your Business Communication Challenges With 9 out of 10 consumers wanting an omnichannel experience* with seamless service between communication methods, it is key to any business to break silos and set-up their business communications through a unified platform. Kaleyra provides a cloud-based platform with an intuitive interface, along with full-featured APIs, centralized reporting, fallback mechanisms, and quick set-up. *Source: UC Today Copyright © Kaleyra, Inc. 2021

CPaaS: Multiple Use Cases in Many Industries Whether it’s for OTPs, transactional alerts, promotional communications, video applications, or making phone calls to customers, almost any enterprise makes use of communication services.    We cater to businesses across many verticals including financial services, e-commerce, retail, healthcare, travel, education. Financial Services (OTP) Travel (Click-to-Call) Healthcare (virtual visit) Copyright © Kaleyra, Inc. 2021

The Large, High-Growth CPaaS Market CPaaS market is expected to reach $25.9 billion in 2025 from $7.2 billion in 2020 Average Expected CAGR: +29.5% Source: Juniper Research, CPaaS-2020-2025-Deep-Dive-Data-and-Forecasting Copyright © Kaleyra, Inc. 2021 How the adjacent markets will evolve A2P Messaging Market(1) Total operator revenue from A2P services will reach $54.5 billion in 2025; rising from $42.7 billion in 2020. Total number of A2P messages across all channels will surpass 4.3 trillion in 2025; rising from 2.7 trillion in 2020. Contact Centers Market(2) The global contact center software market size was USD 20.72 billion in 2019 and it spojected to reach USD 60.35 billion by 2027, at a Compound Annual Growth Rate (CAGR) of 14.3%. Chatbots Usage(3) The market is projected to grow from USD 396.2 million in 2019 to 1.9 billion in 2027 at a CAGR of 22% in the 2020-2027 period. Healthcare to represent 10% of all chatbot interactions across key verticals such as banking, eCommerce and social media by 2023. Video Conferencing Market (4) The global video conferencing market size was $5.32 billion in 2019 and is projected to reach $10.92 billion by 2027, exhibiting a CAGR of 9.7% during the forecast period. Asia Pacific video conferencing market revenue is predicted to expand at 23% CAGR through 2026. (1) Source: Juniper Research, A2P Messages (2020) (2) Source: Fortune Business Insights (2020) (3) Source: Fortune Business Insights (2021), Juniper Research (2020) (4) Source: Fortune Business Insights (2020) 9

Our Technical Advantages Cloud And On-premise In line with customers’ needs, Kaleyra continues investing in its data centers while enabling public cloud (99.99% uptime), hybrid cloud, private cloud and on-premise deployments Connectivity Kaleyra is a network operator itself, “OLO” (Other Licensed Operator). It has over 1600 network connections and 210 direct carrier connections to ensure high quality, unmatched pricing, and delivery eï¬ƒciency High Deliverability Intelligent high-priority routing assures unparalleled speed/throughput, consistency and pricing Scalability With the ability to transmit high volumes of messages and easily handle traï¬ƒc spikes, Kaleyra answers to the requests of global customers for scalability and flexibility APIs or UI based, for developers and business users Platform functionality is available through easy-to-use, frequently-updated APIs along with error logs; or through a user-friendly web interface. Copyright © Kaleyra, Inc. 2021 10

Globally Recognized for Excellent Products and Customer Service 24/7 Global support*—Average Support Response Time: 30 mins —99% Call Answer Rate—Dedicated support to the top 150 customers—Detailed technical documentation An excellent company to work with, fantastic team of relationship managers, help is never too far when you are working with Kaleyra. We have been working with Kaleyra for 3 years now and every time there is help needed, they have provided us with excellent and quality services. I have been using for 8 months to integrate the sms service for my bookings in the android app. I was amazed to see that with only one line of code, sms was working. I tried Whatsapp and audio call features. *Kaleyra’s statistics as of December 2020

Kaleyra’s Q1 2021 at a glance Q1 2021 data    7.0B 1.2B 3,500+ Messages Voice Calls Global Customers 13 370+ 1,600+ Global Offices Employees Network Operator (APAC—EU—US) Worldwide Connections Our history    * *Expected to close Q2 2021 Copyright © Kaleyra, Inc. 2021 Main news of 2021 • JAN—Kaleyra and WebEngage Announce New Strategic Partnership • FEB—Kaleyra wins Gold for Best RCS Provider at the Future Digital Awards by Juniper Research • FEB—Kaleyra to Acquire Mobile Messaging Solution Provider mGage for $215 Million • MAR—Kaleyra Announces Agreement with Visa to enhance digital payments in Latin America and the Caribbean Customer Highlights for Fiscal Quarter Ended March 31st • 85.3% of revenue came from customers which have been on the Platform for at least one year • 47.4% of revenue is related to the top 10 customers with a churn rate of zero in the last year • Revenue by country breakdown: Italy (40.5%), India (29.5%), US (12.9%) and Other European and Asian Countries (17.1%) • No individual customer accounting for more than 10% of revenue • Over 3,500 customers 12

Partnerships and Platform Integrations Top-notch Partnerships Platform Integration

Kaleyra’s global and diversified customer base • $39.7M of revenue in Q1 2021, i.e. +18% compared to same period last year • Highly predictable revenue with 60%+ of KLR’s growth in Q1 2021 coming from its existing customers • No individual customer accounting for more than 10% of revenue • About 44% of revenue generated in Europe, 30% from India and 13% from the US Q1 2021 Revenue Split Q1 2021 Geographic Mix 14 Copyright © Kaleyra, Inc. 2021

Some of our customers 15 Copyright © Kaleyra, Inc. 2021

Kaleyra’s management team Dario Calogero Ashish Agarwal Giacomo Dall’Aglio Aniketh Jain Chief Executiv Chief Technology Officer cial Officer Chief Revenue Officer    Filippo Monastra Soren Schafft Nicola Junior Vitto Chief of Staff CEO, The Campaign Registry Chief Product Officer Copyright © Kaleyra, Inc. 2021

Kaleyra’s Board of Directors Avi Katz, Ph.D Dario Calogero Emilio Hirsch, Ph.D Matteo Lodrini John Mikulsky Neil Miotto Chairman Director Director Director Director . 17 Copyright © Kaleyra, Inc. 2021

FINANCIAL OVERVIEW

Q1 2021 FINANCIAL INFORMATION $39.7M +18% period over period 16% vs. 14% prior year comparable period $(1.1)M vs. $(0.3)M prior year comparable period $18.8M -15% vs year end 2020 Revenue Gross Margin Adj. EBITDA(1) Reduction in Total liabilities Consistent double-digit increase in revenue Solid customer-base revenue with zero churn rate Over 60% of quarterly growth from existing customers 2021 Largest year-over-year percentage increase (+34% vs Q1 31, 2020) as a public company Main drivers of gross margin expansion were a revised March product mix, an increasing trend toward our higher-margin premium service and voice calls and the churning of low margin routes Backs out $5.5M of stock-based compensation and $2.5M of transaction and one-off costs Adj. EBITDA was $(1.1)M compared to $(0.3)M of prior year, the decrease is mainly due to significant 2020 investments in human capital, especially in R&D, to31, strengthen our growth Eïective completion of deSPAC process through the final March settlement of remaining liabilities Significant reduction in Notes Payable either through cash or issuance of common stock for converted Notes Now the Group can be focused on organic and external growth 1See definition on slide 2 and reconciliation of non-GAAP measures on slide 26 19 Revenue by Geography Copyright © Kaleyra, Inc. 2021

Q1 2021 NON-FINANCIAL INFORMATION 7.0 +2% An increase in Enterprise Billion business, partially set by a +2% vs prior Messages change in the geographic period mix in Connectivity business • Increase in volumes in the 1.2 Indian region, the growth in data gradual returning to a +55% Billion Voice Calls situation of normality +55% vs prior • Voice service carries higher period gross margins than messaging 20 Copyright © Kaleyra, Inc. 2021

STRONG ORGANIC GROWTH IN REVENUE Strong historical top line growth with a robust pipeline for future growth via new product roadmap, M&A and industry tailwinds Consolidated Revenue | $ in Millions CA GR 24% 2018PF 2019 2020 YoY Growth % 27% 32% 14% Gross Margin % 20% 20% 17% Adjusted EBITDA | $ in Millions Adjusted EBITDA amounted to $4.2 million, $7.4 million, $11.1 million and $3.2 million as of December 31, 2017PF, 2018PF, 2019 and 2020, respectively. Note: Figures derived from US GAAP financials, except as otherwise indicated. • PF refers to Pro Forma adjusted for subsidiaries acquired, the consolidated financials of such party and its subsidiaries and related finance and transaction fees. • Revenue represented on a pro forma basis to include the impact of organic growth only (excludes the impact of acquisitions). 21 Copyright © Kaleyra, Inc. 2021

Q1 2021 OWNERSHIP SUMMARY Ownership Summary: March 31, 2021 Ownership Shares Percent Board members, Officers (and Affiliates) 12,721,379 41.1% Implied Retail Float 18,209,238 58.9% Shares Outstanding 30,930,617 100.0% 22 Copyright © Kaleyra, Inc. 2021

APPENDIX

ANNUAL AND QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS The following table shows the audited financial year consolidated statements of operations prepared in accordance with US GAAP. (S in Million, except share and per share data) Revenue Cost of revenue Gross profit Research and development Sales and marketing General and administrative Total operating expenses Loss from operations Other financial expense, net Loss before income taxes Income tax expense (benefit) Net Loss Net Loss per common share basic and diluted Weighted average shares, basic and diluted Q1 FY 2021 $39.7 $33.4 $6.3 $2.9 $2.9 $10.6 $16.3 ($10.0) ($0.3) ($10.3) $0.0 ($10.4) ($0.34) 30,364,943 Q1 FY 2020 $33.6 $28.9 $4.7 $2.8 $3.7 $7.8 $14.3 POP Change PoP % Change $6.1 $4.5 $1.6 $0.1 ($0.9) $2.8 $2.0 ($9.6) $0.2 ($0.5) ($9.4) ($0.6) ($8.8) ($0.44) 19,979,589 ($0.4) ($0.9) $0.6 ($1.5) $0.1 18% 16% 34% 2% (24%) 37% 14% 4% NM 10% NM 17% (23%)

BALANCE SHEET Note: Figures derived from US GAAP financials, except as otherwise indicated. Copyright © Kaleyra, Inc. 2021

QUARTERLY ADJUSTED EBITDA RECONCILIATION The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. The “Transaction and one-off costs” for Q1 2021 include $1.8M already incurred for mGage’s acquisition. Note: Management uses non-GAAP financial measures such as Adjusted EBITDA to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. 26 Copyright © Kaleyra, Inc. 2021

Thank You For further details, scan this QR code: investors@kaleyra.com Copyright © Kaleyra, Inc. 2021